SUMMARY PROSPECTUS
September 27, 2024
MSCI Europe Dividend Growers ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 27, 2024, and Statement of Additional Information, dated September 27, 2024, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares MSCI Europe Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI Europe Index that have consistently increased dividends every year for at least 10 years. The MSCI
Europe Index is designed to measure the performance of large and mid-capitalization companies across developed market countries in Europe. As of May 31, 2024, this included companies from the following 15 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund’s Index selects a minimum of 25 companies that have increased their dividends every year for at least 10 years. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXCXEDMR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regu latory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2024, the Index had a significant portion of its value in issuers in the health care and industrials industry groups.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.

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●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2024, the Index had a significant portion of its value in issuers in Switzerland and the United Kingdom.
○Swiss Investments Risk — Investments in securities of issuers in Switzerland may involve risks such as legal, regulatory, political, currency, security, and economic risks as well as including negative impacts to international trade which is a large component of the Swiss economy.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	6/30/2020	):	18.74%
Worst Quarter	(ended	3/31/2020	):	-22.08%
Year-to-Date	(ended	6/30/2024	):	2.24%
Average Annual Total Returns
As of December 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Before Tax	20.70%	7.57%	4.21%	9/9/2015
After Taxes on Distributions	20.39%	7.12%	3.79%	—
After Taxes on Distributions and Sale of Shares	12.86%	5.96%	3.33%	—
MSCI Europe Dividend Masters Index[1]	21.37%	8.21%	4.82%	—
MSCI EAFE Index[1]	18.24%	8.16%	5.88%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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